The Target Portfolio Trust

Prudential QMA Small-Cap Value Fund

Supplement dated April 24, 2018 to the Fund’s
Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

Robert Leung, CFA is no longer serving as a portfolio manager for the Fund. Accordingly, all references and information pertaining to Mr. Leung are hereby deleted.

Mitchell Stern, PhD and Stephen Courtney continue to serve as portfolio managers for the Fund.

LR1039